BBH TRUST
BBH GLOBAL CORE SELECT
CLASS N SHARES ("BBGNX")
RETAIL CLASS SHARES ("BBGRX")
SUPPLEMENT DATED JULY 10, 2018
TO THE PROSPECTUS
DATED FEBRUARY 28, 2018

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.

Effective July 10, 2018, the Prospectus is amended as follows:

1.	The section captioned "Investment Adviser" on page 10 is deleted in its entirety and replaced with the following:

INVESTMENT ADVISER
Brown Brothers Harriman & Co. ("BBH&Co."), through a separately identifiable department.

Portfolio Manager

Name	BBH&Co. Title	Portfolio Manager of the Fund Since
Regina Lombardi	Managing Director	2013

2.	The section captioned "Portfolio Managers" on page 22 is deleted in its entirety and replaced with the following:

Portfolio Manager

Ms. Regina Lombardi serves as the portfolio manager of the Fund.

Ms. Regina Lombardi is a Managing Director of BBH&Co. with 26 years of combined industry and investment experience. Ms. Lombardi holds a BS from New York University Stern School of Business and is a CFA charterholder. She joined BBH&Co. in 2002. From 2002 to 2011, Ms. Lombardi served as a Senior Vice President.  Ms. Lombardi has served as a Managing Director since 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.